UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 26, 2016
Valhi, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 1.01	Entry into a Material Definitive Agreement.

The registrant held its 2016 annual meeting of stockholders on May 26, 2016.  At the 2016 annual meeting, the registrant's stockholders voted on the three proposals described in detail in the registrant's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 6, 2016.  Stockholders present at the 2016 annual meeting, either in person or by proxy, represented 95.7% of the 339,142,949 shares eligible to vote at the meeting.

•	Proposal 1: Election of Directors -

The registrant's stockholders elected Dr. Thomas E. Barry, Ms. Loretta J. Feehan, Ms. Elisabeth C. Fisher, Mr. Bobby D. O'Brien, Mr. Hayden W. McIlroy, Ms. Mary A. Tidlund and Mr. Steven L. Watson as directors.  Each director nominee received votes "For" his or her election from at least 94.2% of the shares eligible to vote at the annual meeting.

•	Proposal 2: Second amendment and restatement of certificate of incorporation -

The registrant's stockholders approved the registrant's second amended and restated certificate of incorporation, as set forth and described in the registrant's 2016 proxy statement.  The second amended and restated certificate of incorporation received the approval from 94.4% of the shares eligible to vote at the annual meeting

•	Proposal 3: Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation -

The registrant's stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant's named executive officers as described in the registrant's 2016 proxy statement.  The resolution received the approval from 94.1% of the shares eligible to vote at the annual meeting.

Subsequent to the 2016 annual meeting, and effective May 26, 2016:

•
The registrant's board of directors approved a form of indemnification agreement ("Indemnification Agreement"), to be entered into by the registrant with each of its directors and executive officers.  The registrant's governing documents currently provide that the registrant shall indemnify all of its officers and directors from and against all expenses, liabilities or other matters arising out of their status as such or their acts, omissions or services rendered by such persons in such capacities or otherwise while serving at the request of the registrant in any other capacity, to the fullest extent permitted by applicable Delaware law.  The Indemnification Agreement approved by the registrant's board of directors generally provides the registrant's officers and directors with the same level of indemnification rights as currently provided in the registrant's governing documents, and sets for the processes and procedures by which such indemnification is provided. The foregoing description of the Indemnification Agreement is qualified in its entirety, and the terms thereof are incorporated herein, by reference to the form of the Indemnification Agreement filed as Exhibit 10.1 to this Form 8-K;

•
Steven L. Watson resigned as a director and chairman of the board and chief executive officer of the registrant.  Mr. Watson continues to serve as chief executive officer of Contran Corporation ("Contran"), the registrant's privately held parent corporation;

•
The registrant's board of directors elected Bobby D. O'Brien as the registrant's chairman of the board and chief executive officer.  Mr. O'Brien was formerly the registrant's president and chief financial officer;

•
The registrant's board of directors elected Robert D. Graham to fill the newly created vacancy, to serve as a director until his successor is elected and qualified or his earlier resignation, removal or death;

•	The registrant's board of directors elected Mr. Graham as the registrant's president and chief legal officer. Mr. Graham was formerly the registrant's executive vice president and chief legal officer;
•
The registrant's board of directors elected Gregory M. Swalwell as the registrant's executive vice president, chief financial officer and chief accounting officer.  Mr. Swalwell was formerly the registrant's executive vice president, controller and chief accounting officer; and

•	The registrant's board of directors elected Amy A. Samford as the registrant's vice president and controller.

As already disclosed in the registrant's filings with the U.S. Securities and Exchange Commission, Messrs. O'Brien, Graham and Swalwell are employees of Contran, and provide their services to the registrant under an intercorporate services agreement between the registrant and Contran.  Ms. Samford is also an employee of Contran and provides her services to the registrant under such intercorporate services agreement.  For a description of the intercorporate services agreement, see "Certain Relationships and Transactions" in the registrant's 2016 proxy statement, which description is incorporated herein by reference.  In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see "Certain Relationships and Transactions" in the 2016 proxy statement, which discussion is also incorporated herein by reference.

Mr. O'Brien, age 59, served as the registrant's president since November 2015, as the registrant's chief financial officer since 2002 and on the registrant's board of directors since 2014.  He served as the registrant's executive vice president from 2014 to November 2015, as the registrant's vice president from 1996 to 2014 and as the registrant's treasurer from 2002 to 2005.  He currently serves as chairman of the board, president and chief executive officer of Kronos Worldwide, Inc., ("Kronos"), one of the registrant's publicly held subsidiaries, as executive vice president of NL Industries, Inc. ("NL"), one of the registrant's publicly held subsidiaries, as chairmen of the board of CompX International Inc. ("CompX"), one of the registrant's publicly held subsidiaries, and as president and chief financial officer of Contran. From 2009 to 2012, Mr. O'Brien served as chief executive officer of Titanium Metals Corporation, , a former publicly held sister corporation of the registrant, and as its president from prior to 2011 to 2012. Mr. O'Brien has served as a director of NL since May 26, 2016, a director of Contran since November 2015, a director of Kronos since 2014 and a director of CompX since 2013.  Mr. O'Brien has served in financial and accounting positions (including officer positions) with Contran and various other companies related to the registrant since 1988.
Mr. Graham, age 60, served as the registrant's executive vice president since 2014 and as the registrant's chief legal officer since November 2015.  He served as the registrant's vice president from 2003 to 2014.  He currently serves as NL's chairman of the board, president and chief executive officer, as Kronos Worldwide's executive vice president, and as president and chief legal officer of Contran.  Mr. Graham has served as a director of Contran, Kronos, CompX and the registrant since May 26, 2016, and a director of NL since 2014.  Mr. Graham has served in various officer positions with Contran and various other companies related to the registrant since 2002.

Mr. Swalwell, age 59, served as the registrant's executive vice president, controller and chief accounting officer since November 2015.  He served as the registrant's executive vice president and controller from 2014 to November 2015 and as the registrant's vice president and controller from 1999 to 2014.  He currently serves as executive vice president and chief financial officer of each of Kronos and NL, as executive vice president, controller and chief accounting officer of Contran and as executive vice president of CompX.  Mr. Swalwell has served in various accounting and financial positions (including officer positions) with Contran and various other companies related to the registrant since 1988.

Ms. Samford, age 42, has served in various accounting and financial positions (including officer positions) with Contran and various other companies related to the registrant since 2006.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on May 26, 2016, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The information the registrant furnishes in this Form 8-K under this Item 7.01, and Exhibit 99.1 included in Item 9.01, is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	10.1 *	Form of Indemnification Agreement

	99.1	Press release dated May 26, 2016 issued by the registrant.

* Management contract, compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALHI, INC.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: May 26, 2016	Gregory M. Swalwell, Executive Vice President, Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Item No.	Exhibit Index

10.1*	Form of Indemnification Agreement

99.1	Press release dated May 26, 2016 issued by the registrant.

* Management contract, compensatory plan or arrangement.